Exhibit 99.1

 August 8, 2016

 FORWARD LOOKING STATEMENTS  Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration, declines in consumer spending or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market InformationStatements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition expenses, acquisition-related integration and reorganization costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, and other unusual or non-recurring expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income.

   OVERVIEW OF BOOT BARN  STRATEGIC INITIATIVES  FINANCIAL UPDATE  AGENDA

 Boot barn snapshot  SALES composition1  Footwear51%   Hats, Accessories & Other17%  Apparel32%  Illustrative Store  1Note: Fiscal year ended March 26, 2016, including the sales results of the Sheplers business for the 9 months subsequent to the acquisition.   Sales by End User1  Kids’5%  Unisex9%

 everyday merchandise assortment  RUGGED FOOTWEAR  OUTERWEAR  OVERALLS  PANTS  SHIRTS  WORK  Low fashion quotient minimizes markdown exposure  BOOTS  DENIM  WESTERN SHIRTS  COWBOY HATS  BELTS / BELT BUCKLES  WESTERN

 COMPREHENSIVE ASSORTMENT OF BRANDS AND STYLES        = Private brands      Western  Work / Other

 History of solid growth  Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹ The period from April 3, 2011 to December 11, 2011 is presented separately as the ‘‘Predecessor Period’’ and the period from December 12, 2011 to March 31, 2012 is presented separately as the ‘‘Successor Period’’ in the Company’s SEC filings. References to fiscal 2012 in this presentation represent the sum of the results of the Predecessor Period and Successor Period and do not reflect any pro forma or other adjustments. 2 Defined as Adjusted EBITDA less depreciation and amortization.  Store Count  Net sales ($MM)  ADJUSTED EBIT ($MM)2  Adjusted EBITDA ($MM)  1  1  1  1

# COMPETITIVE LANDSCAPE

## WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)[1]


Geographic presence
National
BOOT BARN
210
3x as many stores as closest competitor
Regional (Mostly Texas)
CAVENDER'S
71
Regional (Western Canada)
LAMMLE'S WESTERN WEAR & TACK
25
North & South Carolina
LEBO'S
SINCE 1923
3 STORES IN ONE
9
Arizona
Saba's
6
Independent retailers
Thousands

## OTHER COMPETITORS

**Farm supply stores**

MURDOCH'S

TSC TRACTOR SUPPLY CO

**Mass merchandisers**

sears

JCPenney

**Online**

COUNTRY OUTFITTER — WE KNOW COUNTRY —

Zappos.com

amazon

**We are the largest western and work wear retailer in the U.S.**

[1] Store count as of July 27, 2016.

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   Boot barn strategic positioning      Genuine lifestyle retail brand  Clear national leader in a large and fragmented market niche  Significant new store growth opportunity  Great omni-channel brand…plus…leading pure play e-commerce brand  Long history of same store sales growth  Strong portfolio of exclusive private brands  Loyal customer base  Experienced management team and passionate organization    9

   OVERVIEW OF BOOT BARN  STRATEGIC INITIATIVES  FINANCIAL UPDATE  AGENDA

     1  EXPAND OUR STORE BASE      2      3      4  DRIVE SAME STORE SALES GROWTH  BUILD OUT PRIVATE BRAND PORTFOLIO  GROW E-COMMERCE AND OMNI CHANNEL EXPERIENCE  STRATEGIC INITIATIVES

# 1 OPPORTUNITY EXISTS TO DOUBLE CURRENT STORE COUNT

## FY12



- 86 stores
- 8 states

## FY13



- 117 stores
- 21 states

## FY14



- 152 stores
- 23 states

## CURRENT BOOT BARN



- 210 stores
- 29 states

## COMPELLING NEW STORE ECONOMICS

| | GOALS |
|---|---|
| Store Size (sq. ft.) | 10,000 |
| Year 1 Net Sales | $1.7mm |
| Net Cash Investment[1] | $0.8mm |
| Cash on Cash Return (Yr. 1) | 31.5% |
| Payback Period | ~3 Years |
| Time between LOI & Opening | 6 months |

[1] Includes capital expenditures plus inventory (net of payables).

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 History of positive same store sales growth  2   same store sales has grown >8% on average for 7 years

 SSs Growth: Merchandising Initiatives  Broadening men’s western boots to include moccasins and other western styles  Expanding performance work boots  Naming country music star Kelsea Ballerini as the face of Shyanne   Introducing new festival wear  2

# 2 SSS GROWTH: OTHER INITIATIVES

## Growing Commercial Accounts

- Store associates educating customers on commercial account opportunities
- An expanded work assortment and offering
- Improved work boot signage


BOOT BARN
JOB SITE
COMMERCIAL ACCOUNTS
bootbarn.com/jobsite

## Enhancing Customer Relationship Management


REWARDED

- Identify, segment & target new and core customer segments
- Continue to cultivate customer loyalty through B Rewarded
- Streamline communications with customer base

## Improving Sales Training



- Focus on maximizing merchandise add-ons
- Provide better customer service
- Educate and engage the customer
- Encourage B Rewarded sign-ups

## Upgrading our Ecommerce Platforms


BOOT BARN
AMERICA'S LARGEST WESTERN & WORK STORE
BIGGEST JEAN SALE OF THE YEAR!
Get Off the Fence & Buy Some NEW Jeans!
SAVE $10 on Men's & Ladies' Fashion Jeans
SHOP JEANS
$5 Off ladies' graphic tees & tanks shop now
20% Off men's Wrangler shirts shop now


SHEPLERS
ENTIRE SITE ON SALE
EXTRA 20% OFF
EVERYTHING WRANGLER ON SALE
ARIAT HERITAGE COWBOY BOOTS
FREE SHIPPING

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Highly successful private brands  Private brands account for approximately 13% of store sales  3  Core Boot Barn Private Brand Penetration  1  1 Excludes rebranded Sheplers stores.

 LEADING omni channel & leading e-commerce brands  DUAL BRAND STRATEGY  Product / Lifestyle / Omni-Channel   Direct-to-Consumer / Promotional  1 E-commerce sales for the year ended March 26, 2016, which does not include Sheplers e-commerce revenue for the first three months of the fiscal year, prior to the acquisition.   4  E-comm sales with sheplers ($M)  1  83  Ecommerce is ~15% of total sales

 E-COMMERCE TRAFFIC BY direct COMPETITOR  FY ‘15  FY ‘16  Visitors (Millions)  Estimated Traffic based on Alexa data  FY ‘17  -58%  -68%  +5%  +7%  +8%  +20%  -4%  -10%    +  Sheplers and Boot Barn growing online traffic while direct competitors decline  4

   OVERVIEW OF BOOT BARN  STRATEGIC INITIATIVES  FINANCIAL UPDATE  AGENDA

 Q1 FY2017 results  1Presumes that the availability on the revolver totals $125 million.  Net sales increased 39% to $133.4 million. Consolidated same store sales increased 0.4%. Net income was $0.6 million, or $0.02 per diluted share, compared to $2.3 million, or $0.08 per diluted share in the prior-year period. The Company opened two new stores. Inventories: Average inventory per store was flat compared to June 27, 2015.Total debt: $253.5 millionLine of credit: $60.2 million outstanding on revolving credit facility1

 APPENDIX

 Adjusted ebitda reconciliation  (a) Represents non-cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Represents non-capitalized costs associated with the recapitalization with Freeman Spogli & Co. on December 12, 2011. (d) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively.(e) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate.(f) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (g) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space.(h) Represents professional fees and expenses incurred in connection with a Form S-1 Registration Statement filing in July 2015 and withdrawn in November 2015, and a secondary offering held in February 2015.(i) Represents professional fees and expenses incurred in connection with a prior due diligence process of Sheplers.